SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                     |X|

Filed by a party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.14a-11(c) or ss.14a-12

                                    KSW, INC
                (Name of Registrant as Specified in Its Charter)

                       JAMES OLIVIERO, ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):

|X|       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:



          2)   Aggregate number of securities to which transaction applies:



          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

NOTES:

                                    KSW, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 12, 1998



Dear Fellow Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on May 12, 1998 at 2:00 p.m., at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, for the following purposes:

     1. To elect two Class III Directors, each to serve for a term of three years until his successor shall have been duly elected and qualified;

     2. To ratify the appointment of Marden Harrison & Kreuter as independent auditors of the Company for the year 1998 ("Proposal 2"); and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 25, 1998 will be entitled to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.


                                            Sincerely,


                                            James Oliviero
                                            Assistant Secretary


Long Island City, New York
Dated:  April 1, 1998

                                    KSW, INC.
                                37-16 23RD STREET
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 361-6500

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1998


                               GENERAL INFORMATION


     SOLICITATION OF PROXIES. The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company" or "KSWI"), for use at the annual meeting of stockholders (the "Meeting") to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on May 12, 1998, at 2:00 p.m., New York time, and at any and all adjournments thereof.

     The cost of solicitation will be borne by the Company. This proxy statement and the accompanying proxy are being sent to the stockholders of the Company on or about April 5, 1998. The annual report of the Company for the year 1997 (which includes Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K) is enclosed herewith.

     VOTING RIGHTS. Pursuant to the By-Laws, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on March 25, 1998. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

     At the close of business on March 25, 1998, the Company had outstanding 5,471,311 shares of Common Stock, $.01 par value per share (the "KSWI Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury. The affirmative plurality of the shares represented in person or by proxy at the meeting is required for the election of directors. For all other matters, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

     A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as directors of the nominees listed on the following pages and in favor of Proposal
(2). Votes are tabulated at the annual meeting by inspectors of election.

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than January 27, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 STOCK OWNERSHIP

         The following table sets forth information as of April 1, 1998 relating to the beneficial ownership of KSWI common stock by (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each of the Company's directors, proposed directors and executive officers and
(iii) all of the Company's directors, proposed directors and executive officers as a group.

NAME & ADDRESS OF BENEFICIAL OWNER                 Number of         Percentage
                                                     SHARES           OWNERSHIP
Floyd Warkol                                    1,000,000(1)              18.3%
Meadow Lane
Purchase, NY 10577
Burton Reyer                                         405,000               7.4%
17 Foxwood Road
Kings Point, NY 11024
Allen & Company                                      317,500               5.8%
711 Fifth Avenue
New York, NY  10022
Robert Brussel                                        25,000                .5%
365 Woodmere Blvd.
Woodmere, NY  11598
Armand D'Amato                                             0                 0%
Daniel Spiegel                                         5,000                .9%
All Executive officers                             1,430,000              26.1%
and directors as a group

--------------------

(1) Includes 78,000 shares owned by Mr. Warkol's wife in trust for their minor daughter, 78,000 shares owned by Mr. Warkol's son which Mr. Warkol denies beneficial ownership, and 50,000 shares owned by the Floyd and Barbara Warkol Foundation, of which Mr. Warkol is a Trustee.

     As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). Accordingly, they may include shares owned by or for, among others, the wife, minor children or certain other relatives of such individual, as well as other shares as to which the individual has the right to acquire within 60 days after such date.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR TWO NOMINEES

     The Certificate of Incorporation of the Company provides that KSWI's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. The Board of Directors of KSWI is divided into three classes:
Class I, Class II and Class III, with each class being as nearly equal in number as possible. The directors in each class serve terms of three years each and until their successors are elected and qualified.

     The Board of Directors has unanimously nominated Floyd Warkol and Burton Reyer for election as a Class III Directors of KSWI. Both are currently directors of KSWI, elected in January 1994, The nominees have consented to being named in this Proxy Statement and to serve if elected. If a nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. KSWI's management, however, has no present reason to believe that the nominee will be unable to serve as director, if elected.

     The By-Laws of KSWI permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders (other than by the Board of Directors) must be made in writing and delivered or mailed to KSWI not less than 60 days prior to the date of a stockholders' meeting. Such notice must include the same information, to the extent known to the notifying stockholder, as that required to be stated by KSWI in its Proxy Statement with respect to the nominees of the Board of Directors. Any nominations which are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the chairman of the Meeting.

     If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.

NOMINEES

     The following table sets forth certain information concerning the nominees for election as Class III Directors of KSWI and the continuing Class I and Class II Directors of KSWI.

                                                       PRINCIPAL OCCUPATION OR POSITION,
                      NAME                       AGE   OTHER DIRECTORSHIPS                            SINCE

NOMINEES AS CLASS III DIRECTORS
TO SERVE UNTIL 2001

Floyd Warkol....(1)........................      50   Chairman of the Board of Directors,             1994
                                                      President and Chief Executive Officer

Burton Reyer...(2).........................      67   Executive Vice President,                       1994
                                                      Secretary and Director

CONTINUING CLASS II DIRECTORS
TO SERVE UNTIL 1999

Armand P. D'Amato..........................      54   Director                                        1995
Daniel Spiegel.............................      73   Director                                        1996

CONTINUING CLASS II DIRECTOR
TO SERVE UNTIL 2000

Robert Brussel.............................      55   Chief Financial Officer                         1994

---------------

(1) Floyd Warkol owns 1,000,000 shares of common stock and has options to acquire 300,000 shares of common stock.

(2) Burton Reyer owns $405,000 shares of common stock and has options to acquire 150,000 shares of common stock.

     There is no family relationship between any director or executive officer of the Company.

     Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 as President and Chief Executive Officer of KSWI and as Chairman and Chief Executive Officer of its subsidiary KSW Mechanical since January 1994. From February 1987 to January 1994, he was principally employed as Chief Executive Officer of Kerby Saunders-Warkol, Inc.

     Mr. Burton Reyer has been principally employed as Executive Vice President and Secretary of KSWI since December 15, 1995 and as Vice President and Director of KSWI and as President and Chief Operating Officer of its subsidiary KSW Mechanical since January 1994. From December 1987 to January 1994, he was principally employed as Chief Operating Officer of Kerby Saunders-Warkol, Inc.

     Mr. Robert Brussel has been principally employed as Chief Financial Officer and Director of KSWI and Chief Financial Officer of its subsidiary KSW Mechanical since January 1994. From June 1988 to January 1994, he was principally employed as Chief Financial Officer of Kerby Saunders-Warkol, Inc.

     Mr. Armand P. D'Amato was elected as a director on June 27, 1996. He is an attorney and since 1994 has been President of the Lloyd Group, Inc., a consulting firm located in Long Island, New York. From 1976 to 1993, he was a partner at the law firm of Forchelli, Schwartz, Minco and Carlino.

     Mr. Daniel Spiegel was elected as a director on June 27, 1996. He had been principally employed as Senior Vice President of Tishman Realty & Construction Company, Inc. from 1970 until March 1995. He is presently a consultant to various construction related companies and is a member of the Board of Directors of L.K. Comstock Co., Inc., a privately held electrical contractor.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of four meetings in 1997, with each director present at all meetings. The Board of Directors has a Compensation Committee and an Audit Committee comprised of non-employee directors. The functions of the Compensation Committee include: study and analysis of and recommendations to the Board concerning salaries, incentives and other forms of compensation for directors, officers and other employees of the Company; and administrative oversight of various incentive compensation and benefit plans. The functions of the Audit Committee include: reviewing with independent auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; reviewing the independence of the auditors; considering the range of audit and non-audit services; and reviewing the adequacy of the Company's system of internal accounting controls.

     There was a meeting of the Audit Committee and of the Compensation Committee on November 3, 1997.

         COMPENSATION OF DIRECTORS

     No fees were paid for attendance at Board Committee meetings. During 1997, the Company paid its non-employee Directors each an annual fee of $12,000.

                                               ANNUAL COMPENSATION


NAME AND PRINCIPAL               Fiscal
POSITION                         YEAR           SALARY           BONUS


Floyd Warkol                     1997           $575,000         $0
President & Chief                1996           $550,000         $0
Executive Officer                1995           $525,000         $250,000

Burton Reyer                     1997           $325,500         $0
Vice President                   1996           $300,000         $0
                                 1995           $287,000         $125,000

Robert Brussel                   1997           $135,000         $0
Chief Financial Officer          1996           $135,000         $32,500
                                 1995           $128,000         $30,000

James Oliviero                   1997           $150,000         $0
Director of Investor Relations   1996           $150,000         $32,500
                                 1995           $125,000         $25,000

EMPLOYMENT AGREEMENTS


     The Company and KSW Mechanical entered into a three-year employment contract and a non-competition agreement with Mr. Warkol as of January 1, 1994. The employment contract provides for base annual compensation of $500,000, increasing by $25,000 per annum. Mr. Warkol is also entitled to medical insurance, (disability insurance with payments equal to 60% of base compensation,) a $1 million policy of life insurance payable as directed by the employee (at a cost of $5,775 per year), $10,000 per year in club dues, and a car and chauffeur, and bonuses if, and when, declared by a two-thirds vote of the Company's Board of Directors. Mr. Warkol is entitled to terminate his employment for "good reason," i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Warkol for disability until he has been disabled for 180 consecutive days. Mr. Warkol's estate is entitled to two-months pay in the event of his death. Mr. Warkol has agreed that he will not compete in the mechanical contracting business in the New York City metropolitan area for the term of his employment contract and for two years thereafter.

     The Company and KSW Mechanical entered into a three-year employment contract and a non-competition agreement with Mr. Reyer as of January 1, 1994. The employment contract provides for base annual compensation of $275,000, increasing by $12,500 per annum. Mr. Reyer is entitled to medical insurance, disability insurance with payments equal to 60% of base compensation, a $500,000 policy of life insurance payable as directed by the employee, $5,000 per year in club dues and bonuses if, and when, declared by a two-thirds vote of the Company's Board of Directors. Mr. Reyer is entitled to terminate his employment for good reason, i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Reyer for disability until he has been disabled for 180 consecutive days. Mr. Reyer's estate is entitled to two-months pay in the event of his death.

     In December 1995, Mr. Warkol and Mr. Reyer agreed to extend their executive employment agreements for an additional two years, under similar terms and conditions. Messrs. Warkol and Reyer received salary increases of $25,000 in each of the two years.

                                            OPTION/SAR GRANTS IN 1997

                                                                                      Potential Realizable Value
                                                                                        at Assumed Annual Rates
                                                                                          of Stock Price
                                                                                            Appreciation          Grant Date
                        Individuals Grants                                                For Option Term           Value

                           Number of    Percent of Total
                          Securities      Options/SARs
                          underlying       Granted to      Exercise of
                          option/SARs     Employees in     Base Price     Expiration                             Grant Date
NAME                      GRANTED (#)      FISCAL YEAR       ($/SH)          DATE      5% ($)     10% ($)      PRESENT VALUE($)
-----                     -----------      -----------       ------          ----      ------     -------      ----------------
Floyd Warkol
President and Chief
Executive Officer               0              0%              $0            N/A          0          0              N/A
Burton Reyer
Vice President                  0              0%              $0            N/A          0          0              N/A
Robert Brussel
Chief Financial
Officer...........              0              0%              $0            N/A          0          0              N/A
James Oliviero
Assistant Secretary,
Director of Investor
Relations.........              0              0%              $0            N/A          0          0              N/A





                                     AGGREGATED OPTION/SAR EXERCISES IN 1997
                                   AND OPTION/SAR VALUES AD DECEMBER 31, 1997


                                                                               Number of Securities
                                                                                    Underlying           Value of Unexercised
                                                                                    Unexercised              in-the-Money
                                                                              Options/SARs at Fiscal    Options/SARs at Fiscal
                                                                                   Year-End (#)              Year-End ($)
                              Shares Acquired                                      Exercisable/              Exercisable/
NAME                          ON EXERCISE (#)         VALUE REALIZED ($)           UNEXERCISABLE            UNEXERCISABLE
----                          ---------------         ------------------           -------------            -------------
Floyd Warkol                         0                         0                   200,000/100,000         $375,000/187,500
Burton Reyer                         0                         0                    100,000/50,000           187,500/93,750
Robert Brussel                       0                         0                      16,667/8,333            31,250/15,625
James Oliviero                       0                         0                      13,333/6,667            25,000/12,500




                       CERTAIN RELATED PARTY TRANSACTIONS

     Floyd Warkol, President of the Company and a foundation he controls jointly are the landlord on the Company's lease in Bronx, New York. The lease payments on such property were $103,000 for 1997.

INDEMNIFICATION

     Pursuant to a Distribution Agreement and an Indemnification Agreement, the Company indemnifies and holds Helionetics, Inc., a California corporation ("Helionetics"), the Company's former parent, its affiliates, successors and assigns and the officers, directors, partners, employees, agents and representatives of any of them, harmless from and against any and all assumed or contingent liabilities relating to or arising in connection with the business of the Company as conducted on the effective date of distribution by Helionetics of its KSWI common stock to Helionetics' shareholders. If such indemnity is unavailable for any reason the Company has agreed to contribute in respect of any such loss, claim, damage or liability on an equitable basis.

     The Distribution Agreement and an Indemnification Agreement further provide that effective upon the distribution, Helionetics will indemnify and hold KSWI, its affiliates, successors and assigns and the officers, directors, partners, employees, agents and representatives of any of them, harmless from and against any and all liabilities arising under the Securities Act of 1933, as amended, relating to distribution of the KSWI common stock without registration under such act.

     The Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    AND COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that all executive officers and directors of the Company complied with all applicable filing requirements.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The following report submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee"), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Compensation Committee has the responsibility for setting the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to the other executive officers of the Company and its subsidiary, approving or disapproving the recommendation of the Chief Executive Officer as to such compensation. The Compensation Committee, which is comprised of the two non-employee Directors of the Company, determines the amount of shares and exercise prices for any stock option grants under the Company's 1995 Stock Option Plan, and the amount of the Company's matching contribution percentage under the Company's Retirement Savings 401(k) Plan. The Compensation Committee is responsible for recommending to the Board the overall Compensation plans which govern the compensation of the key executive officers, including the Chief Executive Officer of the Company. Executives are provided with a combination of one or more of the following types of compensation: salary and annual bonus.

     SALARY: All executive officers are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.
In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company.

     ANNUAL BONUS: The Company also attempts to motivate its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive's compensation.

     Together the Chief Executive Officer and the Compensation Committee determine the total pool of bonus dollars which can be allocated. Each executive can earn a percentage of the bonus dollars based on the achievement of the Company's and their organization's goals: For all executives, except Mr. Warkol, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. Mr. Warkol's performance is evaluated by the Compensation Committee. Like other executives, the decision to grant Mr. Warkol a bonus is based on the performance of the Company and Mr. Warkol's contributions to the Company in the past fiscal year. The salaries and bonuses paid to executive officers during 1997 are described in the Executive Compensation Table (above).

STOCK OPTION AND OTHER EQUITY PLAN; COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee endorses the view that the value of compensation paid to its executive officers, and the Chief Executive Officer in particular, should be closely linked to increases in the value of the common stock. Accordingly, the Committee supports option awards under the Company's 1995 Stock Option Plan.

     The compensation paid to executive officers is not determined by reference to any formulas but is determined by the Compensation Committee's evaluation of the particular officer's ability to influence the long-term growth and profitability of the Company. The Committee also considers the Company's performance against certain of its competitors, its general performance against internal goals established by management, and the executive's relative contribution thereto. No stock options were granted in 1997.

     This report is submitted by the members of the Compensation Committee. Daniel Spiegel and Armand P. D'Amato are members of the Committee.

                                PERFORMANCE TABLE

     The following performance table is being provided showing trading of the Company's Common Stock began on the NASDAQ Electronic Bulletin Board during 1997.

                          QUARTER                          HIGH        LOW

         First......................................       $2.37      $1.87
         Second.....................................        2.50       1.87
         Third......................................        3.50       2.19
         Fourth.....................................        4.50       3.37


                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Board of Directors has selected Marden Harrison & Kreuter, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1998, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Marden Harrison & Kreuter conducted the audit of the financial statements of KSW, Inc. and its subsidiary for the fiscal years ended December 31, 1996 and 1997.

     It is expected that a representative of Marden Harrison & Kreuter will be present at the Annual Meeting of Stockholders.

     The Board unanimously recommends a vote "FOR" the ratification of the appointment of Marden, Harrison & Kreuter as the Company's independent auditors for the 1998 fiscal year.

                                  OTHER MATTERS

     The Company knows of no other matter so be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represented as the Board of Directors may recommend.

                             STOCKHOLDERS PROPOSALS

     The Company's By-Laws provide that a stockholder of the Company who intends to nominate persons for election as Directors or introduce other proposals from the floor of an Annual Meeting of Stockholders follow certain notice and disclosure requirements.

     The By-Laws provision requires a stockholder introducing a proposal at an Annual Meting to notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

                                  ANNUAL REPORT


     UPON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF KSWI'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES & EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM JAMES OLIVIERO, ASSISTANT SECRETARY, KSW, INC., 37-16 23RD STREET, LONG ISLAND CITY, NEW YORK 11101. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF KSWI'S COMMON STOCK ENTITLED TO VOTE AT THE MEETING.

                                                       BY ORDER OF THE BOARD OF
                                                               DIRECTORS



                                                       JAMES OLIVIERO
                                                       ASSISTANT SECRETARY


PLEASE REMEMBER TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR IMPORTANT VOTE WILL BE COUNTED AT THE ANNUAL MEETING.

PROXY

                                    KSW, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 12, 1998
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints __________________________________, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of KSW, Inc. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Crown Plaza Hotel at LaGuardia Airport, Queens, New York, on May 12, 1998, at 2:00 p.m., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS: To elect two nominees for the class III Directors below for a three year term expiring in 2000.

    |_|      FOR all nominees listed below      |_|    WITHHOLD AUTHORITY

             (except as marked to the                   to vote for all
                  contrary below)                      nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

   Nominee for Director for terms expiring in 2001:    Floyd Warkol

  |_|  FOR the nominee listed below (except as     |_| WITHHOLD AUTHORITY
       marked to the contrary below)                   to vote for the nominee
                                                       listed below

   Nominee for Director for term expiring in 2001:     Burton Reyer

  |_| FOR the nominee listed below (except as     |_|  WITHHOLD AUTHORITY
      marked to the contrary below)                    to vote for the nominee
                                                       listed below

|-|

2. APPOINTMENT OF INDEPENDENT AUDITORS: Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:

|_|   FOR the ratification of the appointment of Marden, Harrison & Kreuter

|_|   AGAINST the ratification of the appointment of Marden, Harrison & Kreuter

|_|   ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Receipt of the Notice of Annual Meeting and Proxy Statement of the Company preceding or accompanying the same is hereby acknowledged.

                                    Dated               , 1998


                                    -----------------------------------------
                                    (Signature of Stockholder)

                                    -----------------------------------------
                                    (Signature of Stockholder)

                                           Your signature should appear
                                           the same as your name appears
                                           hereon. If signing as
                                           attorney, executor,
                                           administrator, trustee or
                                           guardian, please indicate the
                                           capacity in which signing.
                                           When signing as joint
                                           tenants, all parties to the
                                           joint tenancy must sign. When
                                           the proxy is given by a
                                           corporation it should be
                                           signed by and authorized
                                           officer.

           PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.